[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

               Vanguard(R) Pennsylvania Long-Term Tax-Exempt Fund
                Supplement to the Prospectus Dated March 27, 2002

Fund Manager
Effective October 1, 2002, Reid O. Smith, CFA, Principal of Vanguard, has assumed the role of Fund manager for Vanguard Pennsylvania Long-Term Tax-Exempt Fund. Mr. Smith has worked in investment management since 1984 and has managed bond funds since 1989. He has been with Vanguard since 1992, serving as manager for the Fund from 1992 through 1997. Mr. Smith earned his B.A. and M.B.A. at the University of Hawaii.
         The Fund's investment objective, strategies, and policies remain unchanged.





(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS77 102002